THE LAZARD FUNDS, INC.

Lazard US Realty Income Portfolio

Supplement to Current Summary Prospectus and Prospectus

At a special meeting of shareholders held on July 27, 2018 (the “Meeting”), shareholders of Lazard US Realty Income Portfolio (the “Acquired Portfolio”), a series of The Lazard Funds, Inc. (the “Fund”), approved a Plan of Reorganization (the “Plan”) with respect to the Acquired Portfolio and Lazard US Realty Equity Portfolio (the “Acquiring Portfolio”), also a series of the Fund. The Plan provides for the transfer of the Acquired Portfolio’s assets to the Acquiring Portfolio in a tax-free exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities, the distribution of such shares of the Acquiring Portfolio to Acquired Portfolio shareholders and the subsequent termination of the Acquired Portfolio (the “Reorganization”).

The Reorganization currently is anticipated to become effective on or about August 17, 2018 (the “Closing Date”). In anticipation of the Reorganization, effective March 2, 2018 (the “Sales Discontinuance Date”), the Acquired Portfolio was closed to any investments for new accounts, although shareholders of the Acquired Portfolio as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Acquired Portfolio accounts up until the Closing Date.

A Prospectus/Proxy Statement with respect to the Reorganization was mailed to Acquired Portfolio shareholders as of March 29, 2018, the record date for voting at the Meeting. The Prospectus/Proxy Statement describes the Acquiring Portfolio and other matters relevant to the Reorganization. Acquired Portfolio shareholders may obtain a free copy of the Prospectus/Proxy Statement at www.lazardassetmanagement.com/docs/-m0-/67038/LazardUSRealtyIncomePortfolioProxyStatement.pdf or by calling (800) 823-6300.

Dated: July 27, 2018